  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1995
                          Registration No. 33--------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM S-8
                            REGISTRATION  STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         SOUTHERN NATIONAL CORPORATION
             (Exact name of Registrant as specified in its charter)
                   North Carolina                  56-0939887
             (State of Incorporation)    (IRS Employer Identification No.)

         200 West Second Street, Winston-Salem, North Carolina  27101
                    (Address of principal executive offices)

                         SOUTHERN NATIONAL CORPORATION
               SPECIAL NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                            (Full title of the Plan)


                                David L. Craven
             Senior Vice President, General Counsel and Secretary
                         Southern National Corporation
                            200 West Second Street,
                     Winston-Salem, North Carolina  27101
                                (910) 773-7390
          (Name, address, and telephone number of agent for service)

                                   Copy to:

                                David M. Carter
                               Hunton & Williams
                             951 East Byrd Street
                           Richmond, Virginia 23219

                        CALCULATION  OF REGISTRATION  FEE


- --------------------------------------------------------------------------------------------------------
Title of Securities             Amount           Proposed Maximum    Proposed Maximum      Amount of
to be                           to be            Offering Price      Aggregate Offering    Registration
Registered                      Registered (1)   Per Share (2)       Price (2)             Fee
- --------------------------------------------------------------------------------------------------------

Common Stock                    73,247             $22.00            $1,611,434             $ 557
($2.50 par value                shares
per share)
- --------------------------------------------------------------------------------------------------------

(1) Plus such additional number of shares as may be required under the Plan in the event of a stock dividend, split-up of shares, recapitalization, or other similar change in the Common Stock.

(2) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee, upon the basis of the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange on February 21, 1995.

                                     Part I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.

        This Registration Statement relates to the registration of 73,247 shares of the Common Stock, $5.00 par value per share, of Southern National Corporation (the "Registrant") reserved for issuance and delivery under the Southern National Corporation Non-Employee Directors Stock Option Plan (the "Plan"). Documents containing the information specified in Part I of Form S-8 will be sent or given to directors as specified by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

Item 2.  Registrant Information and Employee Plan Annual Information.

        See response to Item 1 above.

                                    Part II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

        The Registrant hereby incorporates by reference in this Prospectus the following documents filed with the Commission: The following documents concerning SNC (File No. 1-10853) are incorporated by reference herein: (i) the Registrant's Annual Report on Form 10-K for the year ended December 31, 1993, the consolidated financial statements and certain other information therein having been superseded by the consolidated financial statements and certain other information for the year ended December 31, 1993, that are included in the Registrant's Current Report on Form 8-K, dated September 26, 1994, to reflect the Registrant's acquisition of Regency Bancshares Inc. ("Regency"), The First Savings Bank, FSB ("FSB"), and Home Federal Savings Bank ("Home"); (ii) the Registrant's Quarterly Reports on Form 10-Q for the periods ended March 31, 1994, June 30, 1994, and September 30, 1994; (iii) the description of the Common Stock in the Registrant's registration statement filed under the Exchange Act with respect to the Common Stock, including all amendments and reports filed with the purpose of updating such description; and (iv) the Registrant's Current Reports on Form 8-K dated January 28, 1994 (as amended on April 15, 1994, and June 6, 1994), August 8, 1994, September 26, 1994, November 14, 1994, and
February 24, 1995 including consolidated financial statements for BB&T Financial Corporation ("BB&T Financial") and pro forma condensed financial information relating to Registrant's proposed merger with BB&T.

        All other reports filed by the Registrant with the Commission pursuant to Section 13(a) and 13(c) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of shares of Registrant's Common Stock pursuant to the Plan, any definitive proxy or information statement filed pursuant to Section 14 of the Exchange Act in connection with any subsequent meetings of shareholders and any reports filed pursuant to Section 15 of the Exchange Act prior to any such termination of the offering of shares, shall be deemed to be incorporated by reference in this Prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modified or superseded such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

Item 4.  Description of Securities.

        The Registrant's Common Stock is registered under Section 12 of the Exchange Act.

Item 5.  Interests of Named Experts and Counsel.

        Not Applicable.

Item 6.  Indemnification of Directors and Officers.

        Directors and officers of the Registrant are entitled to indemnification as expressly permitted by the provisions of the North Carolina Business Corporation Act and the Registrant's Bylaws. The Registrant has purchased a liability insurance policy for its directors and certain of its officers which, subject to limitations set forth in the insurance policy, indemnifies them for certain liabilities which they, or any one of them, may incur in connection with the performance of duties in their official capacities. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is therefore unenforceable.

Item 7.  Exemption from Registration Claimed.

        Not Applicable.

Item 8.  Exhibits.

        Exhibit No.     Description
        -----------     -----------
           3.1          Amended and Restated Articles of Incorporation (filed as
                        Exhibit 4(a) to SNC's Registration Statement on Form S-3 filed on June 9, 1993 (Registration Statement No.
                        33-64176) and incorporated herein by reference)

           3.2 Bylaws (filed as Exhibit 3.2 to the Corporation's Registration Statement on Form S-4 filed on June 20, 1989 (Registration Statement No. 33-20586) and incorporated herein by reference)

           4.3 Southern National Corporation Special Non-Employee Directors Stock Option Plan

           5            Opinion of Hunton & Williams

           23.1         Consent of Arthur Andersen LLP

           23.2         Consent of KPMG Peat Marwick LLP

           23.3         Consent of KPMG Peat Marwick LLP

           23.4         Consent of Donald G. Jones and Company, P.A.

           23.5         Consent of Ernst & Young LLP

           23.6         Consent of Coopers & Lybrand L.L.P.

           23.7         Consent of Hunton & Williams (included in Exhibit 5)

           24 Powers of Attorney of Directors and Officers of the Company (included on signature pages)

Item 9.  Undertakings.

        The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

        Provided, however, that paragraphs (1)(i) and (1)(ii) above do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

        The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the provisions discussed in Item 6 hereof, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on February 24, 1995.


                                              SOUTHERN NATIONAL CORPORATION
                                              (Registrant)

                                              By: /s/ L. Glenn Orr, Jr.
                                                 ----------------------------
                                                 L. Glenn Orr, Jr.
                                                 Chairman, President and
                                                 Chief Executive Officer

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 24, 1995. Each of the directors and/or officers of Southern National Corporation whose signature appears below hereby appoints Sherry A. Kellett, David L. Craven and David M. Carter, and each of them severally, as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below and to file with the Commission, any and all amendments, including post-effective amendments to this registration statement, making such changes in the registration statement as appropriate, and generally to do all such things in their behalf in their capacities as officers and directors to enable Southern National Corporation to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission.

         Signature                           Title
         ---------                           -----

  /s/ L. Glenn Orr, Jr.
- ----------------------------------   Chairman, President, Chief
       L. Glenn Orr, Jr.              Executive Officer and Director
                                      (Principal Executive Officer)
  /s/ Gary E. Carlton
- ----------------------------------   Executive Vice President and
       Gary E. Carlton                Director

  /s/ Sherry A. Kellett
- ----------------------------------   Executive Vice President and Controller
       Sherry A. Kellett              (Principal Financial and Accounting
                                      Officer)
  /s/ William F. Black
- ----------------------------------   Director
       William F. Black

  /s/ Luther C. Boliek
- ----------------------------------   Director
       Luther C. Boliek

  /s/ Ronald E. Deal
- ----------------------------------   Director
       Ronald E. Deal


- ----------------------------------   Director
       William N. Geiger, Jr.

/s/ Paul S. Goldsmith
- --------------------------     Director
  Paul  S. Goldsmith


- --------------------------     Director
  Lloyd Vincent Hackley

/s/ James A. Hardison, Jr.
- --------------------------     Director
  James A. Hardison, Jr.

/s/ Donald C. Hiscott
- --------------------------     Director
  Donald C. Hiscott


- --------------------------     Director
  Charles A. Hostetler

/s/ Richard Janeway
- --------------------------     Director
  Richard Janeway, M.D.


- --------------------------     Director
  Joseph A. McAleer

/s/ Albert O. McCauley
- --------------------------     Director
  Albert O. McCauley

/s/ Dickson McLean, Jr.
- --------------------------     Director
  Dickson McLean, Jr.

/s/ Charles E. Nichols
- --------------------------     Director
  Charles E. Nichols

/s/ C. Edward Pleasants
- --------------------------     Director
  C. Edward Pleasants

/s/ Nido R. Qubein
- --------------------------     Director
  Nido R. Qubein

/s/ Ted R. Reynolds
- --------------------------     Director
  Ted R. Reynolds

/s/ A. Bruce Williams
- --------------------------     Director
    A. Bruce Williams

/s/ A. Tab Williams, Jr.
- --------------------------     Director
   A. Tab Williams, Jr.

/s/ Edward M. Williams
- --------------------------     Director
    Edward M. Williams

/s/ T.H. Yancey
- --------------------------     Director
      T.H. Yancey

/s/ Robert H. Yeargin
- --------------------------     Director
   Robert H. Yeargin

                                 EXHIBIT INDEX


        Exhibit No.     Description
        -----------     -----------
           3.1          Amended and Restated Articles of Incorporation (filed as
                        Exhibit 4(a) to SNC's Registration Statement on Form S-3 filed on June 9, 1993 (Registration Statement No.
                        33-64176) and incorporated herein by reference)

           3.2 Bylaws (filed as Exhibit 3.2 to the Corporation's Registration Statement on Form S-4 filed on June 20, 1989 (Registration Statement No. 33-20586) and incorporated herein by reference)

           4.3 Southern National Corporation Special Non-Employee Directors Stock Option Plan

           5            Opinion of Hunton & Williams

           23.1         Consent of Arthur Andersen LLP

           23.2         Consent of KPMG Peat Marwick LLP

           23.3         Consent of KPMG Peat Marwick LLP

           23.4         Consent of Donald G. Jones and Company, P.A.

           23.5         Consent of Ernst & Young LLP

           23.6         Consent of Coopers & Lybrand L.L.P.

           23.7         Consent of Hunton & Williams (included in Exhibit 5)

           24 Powers of Attorney of Directors and Officers of the Company (included on signature pages)